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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3 (File No 333-89021).




                                                             ARTHUR ANDERSEN LLP


Houston, Texas
March 7, 2000